EXHIBIT 10.37


         COLLATERAL AGREEMENT, dated as of June 27, 2007, by and among TAG-IT PACIFIC, INC., a Delaware corporation (the "BORROWER"), Tag-It Pacific, Inc., Talon International, Inc., Tag-It, Inc., A.G.S. Stationary, inc., Tag-It Pacific Limited, Tag-It Pacific (HK) Ltd, Tagit de Mexico, S.A. de C.V., Talon Zipper (Shenzhen) Company, Ltd. and Talon International Pvt. Ltd, and any and all Additional Grantors who may become party to this Agreement (the Borrower, such other named entities, and such Additional Grantors are hereinafter referred to each as a "GRANTOR" and collectively as the "GRANTORS"), and BLUEFIN CAPITAL, LLC (the "SECURED PARTY") as Lender under the Revolving Credit and Term Loan Agreement of even date herewith (as same may be amended, modified, supplemented and/or restated from time to time, the "LOAN AGREEMENT") by and between the Borrower and the Secured Party.

                              STATEMENT OF PURPOSE

         Pursuant to the Loan Agreement, the Secured Party is making and may hereafter from time to time make Loans to the Borrower in the aggregate principal amount of up to $14,500,000 at any time outstanding, upon the terms and subject to the conditions set forth therein.

         Pursuant to the terms of a Guaranty Agreement of even date herewith, the Grantors (other than the Borrower), which are Subsidiaries of the Borrower, have guaranteed the payment and performance of the Obligations of the Borrower.

         It is a condition precedent to the obligation of the Secured Party to make the Loans to the Borrower under the Loan Agreement that the Grantors shall have executed and delivered this Agreement to the Secured Party.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Secured Party to enter into the Loan Agreement and make the Loans to the Borrower thereunder, each Grantor hereby agrees with the Secured Party, as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         Section 1.1. TERMS DEFINED IN THE UNIFORM COMMERCIAL CODE.

                  (a) The following terms when used in this Agreement shall have the meanings assigned to them in the UCC (as defined in Section 1.2 below) as in effect from time to time: "Account", "Account Debtor", "Authenticate", "Certificated Security", "Chattel Paper"; "Commercial Tort Claim", "Deposit Account", "Documents", "Electronic Chattel Paper", "Equipment", "Farm Products" "Fixture", "General Intangible", "Instrument", "Inventory", "Investment Company Security", "Investment Property", "Issuer", "Letter of Credit Rights", "Proceeds", "Record", "Registered Organization", "Security", "Securities Entitlement",


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         "Securities    Intermediary",    "Securities   Account",    "Supporting
         Obligation", "Tangible Chattel Paper", and "Uncertificated Security".

                  (b) Terms defined in the UCC and not otherwise defined herein or in the Loan Agreement shall have the meaning assigned in the UCC as in effect from time to time.

         Section 1.2. DEFINITIONS. The following terms when used in this Agreement shall have the meanings assigned to them below:

         "ADDITIONAL GRANTOR" means each Subsidiary of the Borrower which hereafter becomes a Grantor pursuant to Section 7.15 hereof and Section 5.11 of the Loan Agreement.

         "AGREEMENT" means this Collateral Agreement, as amended, modified, supplemented and/or restated from time to time.

         "APPLICABLE INSOLVENCY LAWS" means all Applicable Laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other "avoidance" provisions of Title 11 of the United States Code, as amended or supplemented).

         "ASSIGNMENT OF CLAIMS ACT" means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3737, and 31 U.S.C. Section 3727), including all amendments thereto and regulations promulgated thereunder.

         "COLLATERAL" has the meaning assigned thereto in Section 2.1.

         "COLLATERAL ACCOUNT" means any collateral account established by the Secured Party as provided in Section 5.2.

         "CONTROL" means the manner in which "control" is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving "control".

         "CONTROLLED INTERMEDIARY" has the meaning assigned thereto in Section 4.6(a).

         "COPYRIGHTS" means  collectively,  all of the following of any Grantor:
(a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing, and (e) all rights corresponding to any of the foregoing.

         "COPYRIGHT LICENSES" means any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.


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         "EFFECTIVE  ENDORSEMENT  AND  ASSIGNMENT"  means,  with  respect to any specific type of Collateral, all such endorsements, assignments and other instruments of transfer reasonably requested by the Secured Party with respect to the Security Interest granted in such Collateral, and in each case, in form and substance satisfactory to the Secured Party.

         "EXCESS COLLATERAL" has the meaning assigned thereto in Section 4.6(c).

         "GOVERNMENT CONTRACT" means a contract between any Grantor and an agency, department or instrumentality of the United States or any state, municipal or local Governmental Authority located in the United States or all obligations of any such Governmental Authority arising under any Account now or hereafter owing by any such Governmental Authority, as account debtor, to any Grantor.

         "GRANTORS" has the meaning set forth in the preamble of this Agreement.

         "GUARANTORS"   has  the  meaning   assigned  thereto  in  the  Guaranty
Agreement.

         "GUARANTY AGREEMENT" has the meaning assigned thereto in the Loan Agreement.

         "INTELLECTUAL PROPERTY" means collectively, all of the following of any
Grantor: (a) all systems software, applications software and internet rights, including, without limitation, screen displays and formats, internet domain names, web sites (including web links), program structures, sequence and organization, all documentation for such software, including, without limitation, user manuals, flowcharts, programmer's notes, functional specifications, and operations manuals, all formulas, processes, ideas and know-how embodied in any of the foregoing, and all program materials, flowcharts, notes and outlines created in connection with any of the foregoing, whether or not patentable or copyrightable, (b) concepts, discoveries, improvements and ideas, (c) any useful information relating to the items described in clause (a) or (b), including know-how, technology, engineering drawings, reports, design information, trade secrets, practices, laboratory notebooks, specifications, test procedures, maintenance manuals, research, development, manufacturing, marketing, merchandising, selling, purchasing and accounting, (d) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses, and (e) other licenses to use any of the items described in the foregoing clauses (a), (b), (c) and (d) or any other similar items of such Grantor necessary for the conduct of its business.

         "ISSUER" means any issuer of any Investment Property or Partnership/LLC Interests (including, without limitation, any Issuer as defined in the UCC).

         "LOAN AGREEMENT" has the meaning assigned thereto in the preamble of this Agreement.

         "OBLIGATIONS" means, with respect to the Borrower, the meaning assigned to such term in the Loan Agreement, and with respect to each Guarantor, the obligations of such Guarantor under the Guaranty Agreement, and with respect to all Grantors, all liabilities and obligations of the Grantors hereunder.


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         "PARTNERSHIP/LLC  INTERESTS"  means,  with respect to any Grantor,  the entire partnership, membership interest or limited liability company interest, as applicable, of such Grantor in each partnership, limited partnership or limited liability company owned thereby, including, without limitation, such Grantor's capital account, its interest as a partner or member, as applicable, in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of any such partnership, limited partnership or limited liability company, as applicable, such Grantor's interest in all distributions made or to be made by any such partnership, limited partnership or limited liability company, as applicable, to such Grantor and all of the other economic rights, titles and interests of such Grantor as a partner or member, as applicable, of any such partnership, limited partnership or limited liability company, as applicable, whether set forth in the partnership agreement or membership agreement, as applicable, of such partnership, limited partnership or limited liability company, as applicable, by separate agreement or otherwise.

         "PATENTS" means collectively, all of the following of any Grantor: (a) all patents, rights and interests in patents, patentable inventions and patent applications, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing, and
(e) all rights corresponding to any of the foregoing.

         "PATENT LICENSE" means all agreements now or hereafter in existence, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

         "PERFECTION CERTIFICATE" means the perfection certificate dated as of the date hereof, substantially in the form of EXHIBIT A attached hereto, and otherwise in form and substance satisfactory to the Secured Party, and duly certified by an officer, partner or member, as applicable, of each Grantor.

         "RESTRICTED  SECURITIES COLLATERAL" has the meaning assigned thereto in
Section 5.3(a) below.

         "SECURED PARTY" has the meaning assigned thereto in the preamble of this Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder.

         "SECURITY INTERESTS" means the liens and security interests granted pursuant to Article II.

         "SUBSIDIARY ISSUER" means any Issuer of Investment Property or any Partnership/LLC Interests, which is a direct or indirect Subsidiary of any Grantor.

         "TRADEMARKS" means  collectively,  all of the following of any Grantor:
(a) all trademarks, rights and interests in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers,


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prints and labels on which any of the  foregoing  have  appeared or appear,  all registrations and recordings thereof, and all applications in connection therewith, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing, and
(e) all rights corresponding to any of the foregoing.

         "TRADEMARK LICENSE" means any agreement now or hereafter in existence, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York, as amended or modified from time to time.

         "VEHICLES" means all cars, trucks, trailers, and other vehicles covered by a certificate of title under the laws of any state, all tires and all other appurtenances to any of the foregoing.

Section 1.3. OTHER DEFINITIONAL PROVISIONS. Terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified.

                                   ARTICLE II

                                SECURITY INTEREST

         Section 2.1. GRANT OF SECURITY INTEREST.

                  (a) Each Grantor hereby grants, pledges and collaterally assigns to the Secured Party a security interest in all of such Grantor's right, title and interest in the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

                           (i) all Accounts;

                           (ii) all cash and currency;


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                           (iii) all Chattel Paper;

                           (iv) all Commercial Tort Claims;

                           (v) all Deposit Accounts;

                           (vi) all Documents;

                           (vii) all Equipment;

                           (viii) all Fixtures;

                           (ix) all General Intangibles, including but not limited to all rights of the Borrower to indemnification under the Acquisition Agreement;

                           (x) all Instruments;

                           (xi) all Intellectual Property;

                           (xii) all Inventory;

                           (xiii) all Investment Property;

                           (xiv) all Letter of Credit Rights;

                           (xv) all Vehicles;

                           (xvi) all other personal property not otherwise described above;

                           (xvii) all books and records pertaining to the Collateral; and

                           (xviii)  to the extent not  otherwise  included,  all
                  Proceeds and products of any and all of the foregoing and all collateral security and Supporting Obligations (as now or hereafter defined in the UCC) given by any Person with respect to any of the foregoing.

                  (b) Notwithstanding clause (a) of this Section 2.1, to the extent that, at any time, the grant of a security interest in any contract rights would, notwithstanding Sections 9-407 and 9-408 of the UCC or other applicable law, cause a breach of the subject Contract permitting the conterparty thereto to terminate such Contract under applicable law, such contract rights shall not at such time be part of the Collateral (but the proceeds thereof and any supporting obligations therefor shall be part of the Collateral). Each Grantor shall use all commercially reasonable efforts to obtain any necessary consents or waivers required in order for such Grantor to grant the Security Interests in any affected Contract.

         Section 2.2. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding: (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by


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Secured Party of any of the rights  hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, (c) the Secured Party shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, and (d) the Secured Party shall have no liability in contract or tort for any Grantor's acts or omissions.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Secured Party to enter into the Loan Agreement and to make the Loans to the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Party that:

         Section 3.1. EXISTENCE. Each Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization other than in any such jurisdiction where failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

         Section 3.2. AUTHORIZATION OF AGREEMENT; NO CONFLICT. Each Grantor has the right, power and authority and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of, this Agreement. This Agreement has been duly executed and delivered by the duly authorized officers of each Grantor, and this Agreement constitutes the legal, valid and binding obligation of the Grantors, enforceable against the Grantors in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general, and general limitations on the availability of equitable remedies. The execution, delivery and performance by the Grantors of this Agreement will not, by the passage of time, the giving of notice or otherwise, violate any material provision of any Applicable Law or any Contract material to the business of any Grantor and will not result in the creation or imposition of any Lien, other than the Security Interests, upon or with respect to any property or revenues of any Grantor.

         Section 3.3. CONSENTS. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against any Grantor or any Subsidiary Issuer of this Agreement, except (i) as may be required by laws affecting the offering and sale of securities generally, (ii) filings with the United States Copyright Office and/or the United States Patent and Trademark Office, and (iii) filings under the UCC and/or the Assignment of Claims Act.

         Section 3.4. PERFECTED FIRST PRIORITY LIENS. The Security Interests granted pursuant to this Agreement (a) constitute valid security interests in all of the Collateral in favor


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of the Secured Party, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, and (b) are prior to all other Liens on the Collateral in existence on the date hereof except to the extent of any priority accorded under Applicable Law to any Permitted Liens. Upon the filing of financing statements in the jurisdiction of formation of the respective Grantors reflected in the Perfection Certificate, and the filing of appropriate collateral assignments with the United States Copyright Office and the United States Patent and Trademark Office, the Security Interests will be perfected first priority security interests in all Collateral in which a security interest can be perfected by means of filing; and upon delivery to the Secured Party of the certificates representing the Collateral consisting of Certificated Securities, the Security Interests will be perfected first priority security interests in such Collateral.

         Section 3.5. TITLE; NO OTHER LIENS. Except for the Security Interests, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims other than Permitted Liens. No financing statement under the UCC of any state which names a Grantor as debtor or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Secured Party pursuant to this Agreement or in connection with Permitted Liens. No Collateral is in the possession or Control of any Person asserting any claim thereto or security interest therein, except that (a) the Secured Party or its designee may have possession or Control of Collateral as contemplated hereby, (b) a depositary bank may have Control of a Deposit Account owned by a Grantor at such depositary bank and a Securities Intermediary may have Control over a Securities Account owned by a Grantor at such Securities Intermediary, in each case subject to the terms of any Deposit Account control agreement or Securities Account control agreement, as applicable and to the extent required by Section 4, in favor of the Secured Party, and (c) a bailee, consignee or other Person may have possession of Collateral as contemplated by, and so long as, the applicable Grantors have complied to the satisfaction of the Secured Party with the applicable provisions of Section 4.

         Section 3.6. STATE OF ORGANIZATION; LOCATION OF INVENTORY, EQUIPMENT AND FIXTURES; OTHER INFORMATION.

                  (a) The exact legal name of each Grantor is as set forth in the Perfection Certificate.

                  (b) Each Grantor is a Registered Organization organized under the laws of the jurisdiction identified for such Grantor in the Perfection Certificate. The taxpayer identification number and Registered Organization number of each Grantor is as set forth for such Grantor in the Perfection Certificate.

                  (c) All Collateral consisting of Inventory, Equipment and Fixtures (whether now owned or hereafter acquired) is (or will be) located at the locations specified in the Perfection Certificate.

                  (d) The mailing address, chief place of business, chief executive office and office where each Grantor keeps its books and records relating to the Accounts, Documents, General Intangibles, Instruments and Investment Property in which it has any interest is located at the locations specified for such Grantor in the Perfection Certificate. No Grantor has any other


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         places of  business.  No Grantor  does  business  or has done  business during the past five years under any trade name or fictitious  business
         name  except  as  disclosed   for  such   Grantor  in  the   Perfection
         Certificate. Except as disclosed in the Perfection Certificate, no Grantor has acquired assets from any Person, other than assets acquired in the ordinary course of such Grantor's business, during the past five years.

         Section 3.7. ACCOUNTS. Each existing Account constitutes, and each hereafter arising Account will constitute, the legally valid and binding obligation of the applicable Account Debtor. The amount represented by each Grantor to the Secured Party as owing by each Account Debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances in the ordinary course of business where applicable. No Account Debtor has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against the Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral or otherwise, except defenses, set-offs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other Instrument, other than a check, that has not been pledged and delivered to the Secured Party in accordance with the terms hereof.

         Section 3.8. CHATTEL PAPER. As of the date hereof, to the Grantors' knowledge, no Grantor holds any Chattel Paper.

         Section 3.9. COMMERCIAL TORT CLAIMS. As of the date hereof, no Grantor holds any Commercial Tort Claims except as described in the Perfection Certificate; and, upon becoming aware at any time and from time to time of any further Commercial Tort Claims, the Grantors shall notify the Secured Party thereof in accordance with Section 4.4.

         Section 3.10. DEPOSIT ACCOUNTS. As of the date hereof, all Deposit Accounts (including, without limitation, lockboxes and cash management accounts that are Deposit Accounts) owned by any Grantor are listed in the Perfection Certificate.

         Section 3.11. INTELLECTUAL PROPERTY. None of the Intellectual Property owned by any Grantor is the subject of any written licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, except as would not reasonably be expected to have a Material Adverse Effect.

         Section 3.12. INVENTORY. Collateral consisting of Inventory is of good and merchantable quality, free from any material defects, and has been manufactured in accordance with the requirements of the Fair Labor Standards Act and all other Applicable Law. To the knowledge of each Grantor, none of such Inventory is subject to any licensing, Patent, Trademark, trade name or Copyright with any Person that restricts any Grantor's ability to manufacture and/or sell such Inventory. The completion of the manufacturing process of such Inventory by a Person other than the applicable Grantor would be permitted under any contract to which such Grantor is a party or to which the Inventory is subject.

         Section 3.13. INVESTMENT PROPERTY; PARTNERSHIP/LLC INTERESTS.

                  (a) As of the date hereof, all Investment Property (including, without limitation, Securities Accounts and cash management accounts that are Investment Property) and all Partnership/LLC Interests owned by any Grantor is listed in the Perfection Certificate.

                  (b) All Investment Property and all Partnership/LLC Interests issued by any Subsidiary Issuer to any Grantor (i) have been duly and validly issued and, if applicable, are fully paid and nonassessable,
         (ii) are beneficially owned as of record by such Grantor, and (iii) constitute all the issued and outstanding shares of all classes of the capital stock or equity interest of such Subsidiary Issuer issued to such Grantor.

                  (c) None of the Partnership/LLC Interests (i) are traded on a securities exchange or in securities markets, (ii) by their terms expressly provide that they are Securities governed by Article 8 of the UCC, or (iii) are Investment Company Securities.

         Section 3.14. INSTRUMENTS. As of the date hereof, no Grantor holds any Instruments or is named a payee of any promissory note or other evidence of indebtedness.

                                   ARTICLE IV

                                    COVENANTS

         Until the Obligations shall have been indefeasibly paid in full and the Revolving Credit Commitment has been terminated, unless express written consent has been obtained from the Lender, the Grantors covenant and agree that:

         Section 4.1. MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER INFORMATION.

                  (a) Each Grantor shall maintain the Security Interest created by this Agreement as a perfected Security Interests having at least the priority described in Section 3.4 and shall defend such Security Interest against the claims and demands of all Persons whomsoever.

                  (b) Each Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Secured Party may reasonably request, all in reasonable detail.

         Section 4.2. MAINTENANCE OF INSURANCE.

                  (a) Each Grantor will  maintain,  with  financially  sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft, fraud and such other casualties, including business interruption, as may be reasonably satisfactory to the Secured Party in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities, and (ii) insuring such Grantor and the Secured Party against liability for hazards, risks and liability to persons and property relating to the Collateral (including, without limitation, products liability coverage), in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities, such policies to be in such form and having such coverage as may be reasonably satisfactory to the Lender.

                  (b) All such insurance (other than workers' compensation) shall (i) name the Secured Party as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional insured as its interests may appear (to the extent covering any other risk), (ii) provide that no cancellation shall be effective until at least thirty (30) days after receipt by the Secured Party of written notice thereof, and (iii) be reasonably satisfactory in all other respects to the Secured Party.

                  (c) Upon the request of the Secured Party, each Grantor shall deliver to the Secured Party periodic information from a reputable insurance broker with respect to the insurance referred to in this
         Section 4.2.

         Section 4.3. CHANGES IN LOCATIONS; CHANGES IN NAME OR STRUCTURE. No Grantor will, except upon fifteen (15) days' prior written notice to the Secured Party and delivery to the Secured Party of (a) all additional financing statements (executed if necessary for any particular filing jurisdiction) and other instruments and documents reasonably requested by the Secured Party to maintain the validity, perfection and priority of the Security Interests, and
(b) if applicable, a written supplement to the Perfection Certificate:

                           (i) permit any Deposit  Account to be held by or at a
                  depositary bank other than the depositary bank that held such Deposit Account as of the date hereof as set forth in the Perfection Certificate;

                           (ii) permit any of the Inventory, Equipment or Fixtures to be kept at a location other than those listed in the Perfection Certificate, except as otherwise permitted hereunder;

                           (iii) permit any Investment Property (other than Certificated Securities delivered to the Secured Party pursuant to Section 4.5) to be held by a Securities Intermediary;

                           (iv) change its organizational form or structure, jurisdiction of organization or the location of its chief executive office from that identified in the Perfection Certificate; or

                           (v) change its name or identity to such an extent that any financing statement filed by the Secured Party in connection with this Agreement would become misleading.

         Section 4.4. REQUIRED NOTIFICATIONS. Each Grantor shall promptly notify the Secured Party, in writing, of: (a) any Lien (other than the Security Interests or Permitted Liens) on any of the Collateral, (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Security Interests,
(c) any Collateral which, to the knowledge of such Grantor, constitutes a Government Contract, and (d) the acquisition or ownership by such Grantor of any
(i) Commercial Tort Claim, (ii) Deposit Account, or (iii) Investment Property after the date hereof.

         Section 4.5. DELIVERY COVENANTS. Each Grantor will deliver and pledge to the Secured Party all Certificated Securities, Partnership/LLC Interests
evidenced by a certificate, negotiable Documents, Instruments, and Tangible Chattel Paper owned or held by such Grantor, in each case, together with an Effective Endorsement and Assignment and all Supporting Obligations, as applicable, unless such delivery and pledge has been waived in writing by the Secured Party.

         Section 4.6. CONTROL COVENANTS.

                  (a) Each Grantor shall instruct (and otherwise use its reasonable efforts) to cause (i) each depositary bank holding a Deposit Account owned by such Grantor, and (ii) each Securities Intermediary holding any Investment Property owned by such Grantor, to execute and deliver a control agreement, sufficient to provide the Secured Party with Control of such Deposit Account or Investment Property, and otherwise in form and substance satisfactory to the Secured Party (any such depositary bank executing and delivering any such control agreement, a "CONTROLLED DEPOSITARY", and any such Securities Intermediary executing and delivering any such control agreement, a "CONTROLLED INTERMEDIARY"). In the event any such depositary bank or Securities Intermediary refuses to execute and deliver such control agreement, the Secured Party, in its sole discretion, may require the applicable Deposit Account and Investment Property to be transferred to the Secured Party or a Controlled Depositary or Controlled Intermediary, as applicable.

                  (b) Each Grantor will, promptly upon request of the Secured Party, take such actions and deliver all such agreements as are requested by the Secured Party to provide the Secured Party with Control of all Letter of Credit Rights and Electronic Chattel Paper owned or held by such Grantor, including, without limitation, with respect to any such Electronic Chattel Paper, by having the Secured Party identified as the assignee of the Record(s) pertaining to the single authoritative copy thereof.

                  (c) If any Collateral (other than Collateral specifically subject to the provisions of Section 4.6(a) and Section 4.6(b)) exceeding in value $100,000 in the aggregate (such Collateral exceeding such amount, the "EXCESS COLLATERAL") is at any time in the possession or control of any single consignee, warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business), processor, or any other third party, such Grantor shall notify in writing such Person of the Security Interests created hereby, shall use its reasonable efforts to obtain such Person's written agreement in writing to hold all such Collateral for the Secured Party's account subject to the Secured Party's instructions, and shall, promptly upon request of the Secured Party, cause such Person to issue and deliver to the Secured Party warehouse receipts, bills of lading or any similar documents relating to such Collateral to the Secured Party's together with an Effective Endorsement and Assignment; provided that if such Grantor is not able to obtain such agreement and cause the delivery of such items, the Secured Party, in its sole discretion, may require such Excess Collateral to be moved to another location specified by the Secured Party. Further, each Grantor shall perfect and protect such Grantor's ownership interests in all Inventory exceeding $100,000 in the aggregate stored with a consignee against creditors of the consignee by filing and maintaining financing statements against the consignee reflecting the consignment arrangement filed in all appropriate filing offices, providing any written notices required to notify any prior creditors of the consignee of the consignment arrangement, and taking such other actions as may be appropriate to perfect and protect such Grantor's interests in such Inventory under Section 2-326,
         Section 9-103, Section 9-324 and Section 9-505 of the UCC or otherwise. All such financing statements filed pursuant to this Section 4.6(c) shall be assigned, on the face thereof, to the Secured Party.

         Section 4.7. FILING COVENANTS. Pursuant to Section 9-509 of the UCC and any other Applicable Law, each Grantor authorizes the Secured Party to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Secured Party determines appropriate to perfect the Security Interests of the Secured Party under this Agreement. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interest in the Collateral granted herein, including, without limitation, describing such property as "all assets" or "all personal property." Further, a photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Each Grantor hereby authorizes, ratifies and confirms all financing statements and other filing or recording documents or instruments filed by Secured Party prior to the date of this Agreement.

         Section 4.8. ACCOUNTS.

                  (a) Other than in the ordinary course of business consistent with its past practice, no Grantor will (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Account Debtor, (iv) allow any credit or discount whatsoever on any Account, or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

                  (b) Each Grantor will deliver to the Secured Party a copy of each material demand, notice or document received by such Grantor that questions or calls into doubt the validity or enforceability of any material Account.

                  (c) The Secured Party shall have the right, upon prior notice to the Borrower (provided that no such notice shall be required during the continuance of any Default or Event of Default), to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Secured Party may require in connection with such test verifications. At any time and from time to time, upon the Secured Party's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Secured Party to furnish to the Secured Party reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

                  (d) Upon  request of the Secured  Party at any time after five
         (5) days' notice to the Borrower and for good reason (provided that no such notice or reason shall be required during the continuance of any Default or Event of Default), each Grantor shall direct is Account Debtors to remit all payments on Accounts owing to such Grantor from time to time to a lockbox maintained in the name or under the Control of the Secured Party and swept on a regular basis into a Deposit Account at a Controlled Depositary or the Collateral Account.

         Section 4.9. INTELLECTUAL PROPERTY.

                  (a) Within thirty (30) days after the close of each calendar quarter (or more frequently if reasonably requested by the Secured Party), each Grantor shall give written notice to the Secured Party of the existence of any new registered Intellectual Property owned or claimed to be owned by such Grantor, which notice shall set forth the particulars thereof (including the name or title of the subject Intellectual Property, the filing office in which any filings may have been made in respect thereof, and the filing date and registration number of each such filing); and each such Grantor shall execute and deliver to the Secured Party, for filing, any and all such collateral assignments as the Secured Party may reasonably request in order to confirm and/or perfect the Security Interests in such Intellectual Property.

                  (b) If deemed by the Grantors,  in their  reasonable  business judgment, to be necessary or beneficial for use in their business, each Grantor (either itself or through licensees) (i) will continue to use each registered Trademark (owned by such Grantor) and Trademark for which an application (owned by such Grantor) is pending, to the extent reasonably necessary to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) will maintain products and services offered under such Trademark at a level substantially consistent with the quality of such products and services as of the date hereof, (iii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark could reasonably be expected to become invalidated or impaired in any way, (iv) will not do any act, or knowingly omit to do any act, whereby any issued Patent owned by such Grantor would reasonably be expected to become forfeited, abandoned or dedicated to the public, (v) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any registered Copyright owned by such Grantor or Copyright for which an application is pending (owned by such Grantor) could reasonably be expected to become invalidated or otherwise impaired, and
         (vi) will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                  (c) Each Grantor will notify the Secured Party promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property owned by such Grantor or such Grantor's right to register the same or to own and maintain the same.

                  (d) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Secured Party within thirty (30) days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Secured Party, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Secured Party may reasonably request to evidence the Secured Party's security interest in any material Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

                  (e) Each Grantor will, if deemed by the Grantors, in their reasonable business judgment, to be necessary or beneficial for use in their business, take all commercially reasonable and necessary steps, at such Grantor's sole cost and expense, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (f) In the event that any material Intellectual Property owned by a Grantor is infringed, misappropriated or diluted by a third party, the applicable Grantor shall (i) at such Grantor's sole cost and expense, take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property, and (ii) if such Intellectual Property is of material economic value, promptly notify the Secured Party after it learns of such infringement, misappropriation or dilution.

         Section 4.10. INVESTMENT PROPERTY; PARTNERSHIP/LLC INTERESTS.

                  (a) Without the prior written consent of the Lender, no Grantor will (i) vote to enable, or take any other action to permit, any Subsidiary Issuer to issue any Investment Property or Partnership/LLC Interests, except for those additional Investment Property or Partnership/LLC Interests that will be subject to the Security Interest granted herein in favor of the Secured Party, or (ii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Secured Party to sell, assign or transfer any Investment Property or Partnership/LLC Interests or Proceeds thereof. The Grantors will defend the right, title and interest of the Secured Party in and to any Investment Property and Partnership/LLC Interests against the claims and demands of all Persons whomsoever.

                  (b) If any Grantor shall become entitled to receive or shall receive (i) any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, or (ii) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer, such Grantor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party, segregated from other funds of such Grantor, and promptly deliver the same to the Secured Party in accordance with the terms hereof.

                  Section 4.11. EQUIPMENT. Each Grantor will maintain each item of Equipment in good working order and condition (reasonable wear and tear and obsolescence excepted), and in accordance with any manufacturer's manual and/or recommendations, and will as quickly as practicable provide all maintenance, service and repairs necessary for such purpose and will promptly furnish to the Secured Party a statement respecting any material loss or damage to any of the Equipment.

                  Section 4.12. VEHICLES. Upon the request of the Secured Party at any time and from time to time, any and all applications for certificates of title or ownership indicating the Secured Party's first priority Lien on the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Secured Party shall deem reasonably advisable to perfect its Liens on the Vehicles. Prior thereto, each certificate of title or ownership relating to each Vehicle shall be maintained by the applicable Grantor in accordance with Applicable Law to reflect the ownership interest of such Grantor.

                  Section 4.13. FURTHER ASSURANCES. Upon the request of the Secured Party and at the sole expense of the Grantors, each Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (a) the collateral assignment of any Contract, (b) with respect to Government Contracts, collateral assignment agreements and notices of collateral assignment, in form and substance satisfactory to the Secured Party, duly executed by the subject Grantor in compliance with the Assignment of Claims Act (or analogous state Applicable Law), and (c) all applications, certificates, instruments, registration statements, and all other documents and papers the Secured Party may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement.

                                    ARTICLE V

                               REMEDIAL PROVISIONS

         Section 5.1. GENERAL REMEDIES. If an Event of Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other Applicable Law. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party may disclaim any warranties of title, possession and quiet enjoyment. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at such Grantor's premises or elsewhere. To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder except to the extent any such claims, damages, or demands result solely from the gross negligence or willful misconduct of the Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

         Section 5.2. SPECIFIC REMEDIES.

                  (a) The Secured Party hereby authorizes each Grantor to collect its Accounts, under the Secured Party's direction and control; provided that, the Secured Party may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) the Secured  Party may  communicate  with Account
                  Debtors of any Account subject to a Security Interest and upon the request of the Secured Party, each Grantor shall notify (such notice to be in form and substance satisfactory to the Secured Party) its Account Debtors and parties to the Contracts subject to a Security Interest that such Accounts and the Contracts have been assigned to the Secured Party;

                           (ii) each Grantor shall forward to the Secured Party,
                  on the last Business Day of each week (or more frequently if requested by the Secured Party), deposit slips related to all cash, money, checks or any other similar items of payment received by the Grantor during such week, and, if requested by the Secured Party, copies of such checks or any other similar items of payment, together with a statement showing the application of all payments on the Collateral during such week and a collection report with regard thereto, in form and substance satisfactory to the Secured Party.

                           (iii) whenever any Grantor shall receive any cash, money, checks or any other similar items of payment relating to any Collateral (including any Proceeds of any Collateral), such Grantor agrees that it will, within one (1) Business Day of such receipt, deposit all such items of payment into the Collateral Account or in a Deposit Account at a Controlled Depositary; and until such Grantor shall deposit such cash, money, checks or any other similar items of payment in the Collateral Account or in a Deposit Account at a Controlled Depositary, such Grantor shall hold such cash, money, checks or any other similar items of payment in trust for the Secured Party and as property of the Secured Party, separate from the other funds of such Grantor, and the Secured Party shall have the right to transfer or direct the transfer of the balance of each Deposit Account to the Collateral Account. All such Collateral and Proceeds of Collateral received by the Secured Party hereunder shall be held by the Secured Party in the Collateral Account as collateral security for all the
                  Obligations and shall not constitute payment thereof until applied as provided in Section 5.4.

                           (iv) the Secured Party shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property or Partnership/LLC Interests or other Proceeds paid in respect of any Investment Property or Partnership/LLC Interests, and any or all of any Investment Property or Partnership/LLC Interests shall be registered in the name of the Secured Party or its nominee, and the Secured Party or its nominee may thereafter exercise
                  (A) all voting, corporate and other rights pertaining to such Investment Property or Partnership/LLC Interests, at any meeting of shareholders, partners or members of the relevant Issuers, and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property or Partnership/LLC Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property or Partnership/LLC Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or company structure of any Issuer or upon the exercise by any Grantor or the Secured Party of any right, privilege or option pertaining to such Investment Property or Partnership/LLC Interests, and in connection therewith, the right to deposit and deliver any and all of the Investment Property or Partnership/LLC Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), all without liability except to account for property actually received by it; but the Secured Party shall have no duty to any Grantor to exercise any such right, privilege or option and the Secured Party shall not be responsible for any failure to do so or delay in so doing. In furtherance thereof, each Grantor hereby authorizes and instructs each Issuer with respect to any Collateral consisting of Investment Property and Partnership/LLC Interests to (i) comply with any instruction received by it from the Secured Party in writing that (A) states that an Event of Default has occurred and is continuing, and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) except as otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to any Investment Property or Partnership/LLC Interests directly to the Secured Party; and

                           (v) the Secured Party shall be entitled to (but shall
                  not be required to): (A) proceed to perform any and all obligations of the applicable Grantor under any Contract and exercise all rights of such Grantor thereunder as fully as such Grantor itself could, (B) do all other acts which the Secured Party may deem necessary or proper to protect its Security Interest granted hereunder, provided such acts are not inconsistent with or in violation of the terms of the Loan Agreement or Applicable Law, and (C) sell, assign or otherwise transfer any Contract constituting Collateral, subject, however, to the prior approval of each other party to such Contract, to the extent required under the Contract.

                  (c) Unless an Event of Default shall have occurred and be continuing and the Secured Party shall have given notice to the relevant Grantor of the Secured Party's intent to exercise its corresponding rights pursuant to Section 5.2(b), each Grantor shall be permitted to receive all cash dividends, payments or other distributions made in respect of any Investment Property and Partnership/LLC Interests, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Loan Agreement, and to exercise all voting and other corporate, company or partnership rights with respect to any Investment Property and Partnership/LLC Interests; provided that no vote shall be cast or other corporate, company or partnership right exercised or other action taken which, in the Secured Party's reasonable judgment, would impair the Collateral or which would result in a Default or Event of Default under any provision of the Loan Agreement, this Agreement or any other Loan Document.

         Section 5.3. PRIVATE SALE.

                  (a) Each  Grantor  recognizes  that the  Secured  Party may be unable to effect a public sale of any or all Collateral consisting of Securities which have not been registered for resale under the Securities Act ("RESTRICTED SECURITIES COLLATERAL"), by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Restricted Securities
         Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Restricted Securities Collateral valid and binding and in compliance with any and all other Applicable Laws.

         Section 5.4. APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Borrower and the Secured Party, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Secured Party may apply all or any part of the Collateral or any Proceeds of the Collateral in payment in whole or in part of the Obligations (after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements) in accordance with Section 2.06 of the Loan Agreement. Any balance of such Proceeds remaining after payment in full of the Obligations shall be paid over to the Grantors, or to whomever else may be lawfully entitled to receive the same. Only after (a) the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-610 and Section 9-615 of the UCC, and (b) the payment in full of the Obligations, shall the Secured Party account for the surplus, if any, to any Grantor, or to whomever else may be lawfully entitled to receive the same.

         Section 5.5. WAIVER, DEFICIENCY. Each Grantor hereby waives, to the extent permitted by Applicable Law, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Applicable Law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

                                   ARTICLE VI

                                THE SECURED PARTY

         Section 6.1. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Secured Party the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following upon the occurrence and during the continuance of an Event of Default:

                           (i) in the name of such  Grantor or its own name,  or
                  otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or Contract subject to a Security Interest or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Account or Contract subject to a Security Interest or with respect to any other Collateral whenever payable;

                           (ii)  in  the  case  of  any  Intellectual  Property,
                  execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

                           (iii) pay or  discharge  taxes  and  Liens  levied or
                  placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof,

                           (iv) execute,  in  connection  with any sale provided
                  for in this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                           (v) (A) direct any party liable for any payment under
                  any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and do, at the Secured Party's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's Security Interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Secured Party, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement in accordance with the provisions of Section 6.1(a).

                  (c) The expenses of the Secured Party incurred in connection with actions taken pursuant to the terms of this Agreement shall be deemed to be Advances under the Loan Agreement and shall, together with interest thereon at the rate(s) in effect from time to time pursuant to the Revolving Credit Note, from the date of payment by the Secured Party to the date reimbursed by the Grantors, be payable by the Grantors to the Secured Party on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with
         Section 6.1(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created hereby are released.

         Section 6.2. DUTY OF SECURED PARTY. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under

Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1. AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.04 of the Loan Agreement.

         Section 7.2. NOTICES. All notices, requests and demands to or upon the Secured Party or any Grantor hereunder shall be effected in the manner provided for in Section 9.06 of the Loan Agreement.

         Section 7.3. NO WAIVER BY COURSE OF CONDUCT, CUMULATIVE REMEDIES. The Secured Party shall not by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         Section 7.4. ENFORCEMENT EXPENSES, INDEMNIFICATION.

                  (a) Each Grantor agrees to pay or reimburse the Secured Party on demand for all of its reasonable costs and expenses incurred in connection with enforcing or preserving any rights under this Agreement and the other Loan Documents (including, without limitation, in connection with any workout, restructuring, bankruptcy or other similar proceeding), including, without limitation, the reasonable fees and disbursements of counsel to the Secured Party.

                  (b) Each Grantor agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement (but not including franchise taxes or taxes based on net income of the Secured Party).

                  (c) Each Grantor agrees to pay, and to save the Secured Party harmless from any and all liabilities, obligations, losses, damages, penalties, costs and expenses in connection with actions, judgments,
         suits,  costs,   expenses  or  disbursements  of  any  kind  or  nature
         whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent any Grantor would be required to do so pursuant to Section 9.02 of the Loan Agreement.

                  (d) The agreements in this Section 7.4 shall survive repayment of the Obligations and the termination of this Agreement and/or any other Loan Documents.

         Section 7.5. WAIVER OF JURY TRIAL; PRESERVATION OF REMEDIES.

                  (a) EACH  GRANTOR  HEREBY  IRREVOCABLY  WAIVES ITS RIGHTS TO A
         JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                  (b) The parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale, (ii) all rights of self-help including peaceful occupation of property and collection of rents, set-off, and peaceful possession of property,
         (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a dispute.

         Section 7.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor (and shall bind all Persons who become bound as a Grantor to this Agreement), the Secured Party and their successors and assigns; PROVIDED, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of all holders of Obligations.

         Section 7.7. SET-OFF. Each Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time, without notice to such Grantor, any such notice being expressly waived by each Grantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Secured Party (or any agent of the Secured Party) to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Secured Party hereunder and claims of every nature and description of the Secured Party against such Grantor, in any currency, whether arising hereunder, under the Loan Agreement, any other Loan Document or otherwise, as the Secured Party may elect, whether or not the Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Secured Party of the proceeds thereof; PROVIDED, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Secured Party under this Section 7.7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Secured Party may have.

         Section 7.8. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 7.9. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 7.10. SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         Section 7.11. INTEGRATION. This Agreement and the other agreements, instruments and documents referred to herein represent the agreement of the Grantors and the Secured Party with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other agreements, instruments and documents referred to herein.

         Section 7.12. GOVERNING LAW. This Agreement shall be governed by, construed, interpreted and enforced in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws; PROVIDED, HOWEVER, that to the extent that the laws of any other jurisdiction govern the perfection of the Security Interests in any Collateral located in such jurisdiction or owned by a Grantor located in such jurisdiction, then the laws of that jurisdiction shall govern as respects such perfection, and the Grantors shall comply therewith to the same extent as herein provided with respect to the UCC and other New York law.

         Section 7.13. CONSENT TO JURISDICTION. Each Grantor hereby irrevocably consents to the personal jurisdiction of all state and federal courts located in New York, New York, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Loan Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Secured Party in connection with this Agreement, the Loan Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, by registered or certified mail, return receipt requested, in the manner specified in Section 9.06 of the Loan Agreement. Nothing in this Section 7.13 shall affect the right of the Secured Party to serve legal process in any other manner permitted by Applicable Law or affect the right of the Secured Party to bring any action or proceeding against any Grantor or its properties in the courts of any other jurisdictions.

         Section 7.14. ACKNOWLEDGEMENTS.

                  (a) Each Grantor hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (ii) the Secured Party has no fiduciary relationship with or duty to any Grantor arising out of or in connection with the Loan Agreement, this Agreement or any of the other Loan Documents, and the relationship between the Grantors (on the one hand) and the Secured Party (on the other hand) in connection herewith or therewith is solely that of debtor and creditor, and (iii) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby.

                  (b) Each Issuer party to this Agreement acknowledges receipt of a copy of this Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to provide such notices to the Secured Party as may be necessary to give full effect to the provisions of this Agreement.

         Section 7.15. ADDITIONAL GRANTORS. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.11 of the Loan Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a joinder agreement (with a Perfection Certificate and/or other appropriate disclosure schedules respecting such Additional Grantor) in form and substance satisfactory to the Secured Party.

         Section 7.16. RELEASES.

                  (a) At such time as the Obligations shall have been indefeasibly paid in full and the Revolving Credit Commitment has been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Party and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Secured Party shall deliver to such Grantor any Collateral held by the

         Secured Party hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Loan Agreement, then the Secured Party, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

                                    TAG-IT PACIFIC, INC.,
                                    a Delaware corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    TALON INTERNATIONAL, INC.,
                                    a Delaware corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    TAG-IT, INC.,
                                    a California corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    A.G.S. STATIONARY,  INC., a
                                    California corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    TAG-IT PACIFIC LIMITED,
                                    a Hong Kong corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    TAG-IT PACIFIC (HK) LTD.,
                                    a British Virgin Islands corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer

                                    TAGIT de MEXICO, S.A. de C.V.

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    TALON ZIPPER (SHENZHEN) COMPANY, LTD.,
                                    a Chinese corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    TALON INTERNATIONAL PVT. LTD.,
                                    an Indian corporation

                                    By:  /s/ Lonnie D. Schnell
                                        ----------------------------------------
                                         Name:  Lonnie D. Schnell
                                         Title: Chief Financial Officer


                                    BLUEFIN CAPITAL, LLC

                                    By:  /S/ LARRY E. LENIG, JR.
                                         ---------------------------------------
                                         Name: Larry E. Lenig, Jr.
                                         Title: Senior Partner/Portfolio Manager